Exhibit 99.1

 NYSE-A: CTGO  BUILDING ALASKA’S   NEXT GOLD MINES   June 2023  Exhibit 99.1

 FORWARD LOOKING STATEMENT  The Feasibility Study (“FS”) referenced herein that relates to Peak Gold, LLC (“Peak Gold”), was prepared by Kinross Gold Corporation (“Kinross”), which controls the Manager of Peak Gold and holds 70% of its outstanding membership interests, in accordance with Canadian National Instrument 43-101 (NI 43-101). Contango Ore, Inc. (“CORE” or “Contango”) owns the remaining 30% membership interest in Peak Gold, and must rely on Kinross and its affiliates for the FS and related information. Further, CORE is not subject to regulation by Canadian regulatory authorities and no Canadian regulatory authority has reviewed the FS or passed upon its accuracy or compliance with NI 43-101. The terms “mineral resource”, “measured mineral resource”, “indicated mineral resource” and “inferred mineral resource” as used in the resource estimate, the FS and this presentation are Canadian mining terms as defined in accordance with NI 43-101. In the United States, mining disclosure is reported under sub-part 1300 of Regulation S-K (“S-K 1300”). Under S-K 1300, the U.S. Securities and Exchange Commission (“SEC”) recognizes estimates of “Measured Mineral Resources”, “Indicated Mineral Resources” and “Inferred Mineral Resources”. In addition, the definitions of “Proven Mineral Reserves” and “Probable Mineral Reserves” are substantially similar to international standards. Under S-K 1300, an SEC registrant with material mining operations must disclose specified information in its SEC filings concerning mineral resources, in addition to mineral reserves, which have been determined on one or more of its properties. Such mineral resources and reserves are supported by a technical report summary (the “S-K 1300 Report”), which is dated and signed by a qualified person or persons, and identifies and summarizes the information reviewed and conclusions reached by each qualified person about the SEC registrant’s mineral resources or mineral reserves determined to be on each material property. CORE prepared an S-K 1300 Report, dated May 12, 2023, based on the FS, that presented mineral resource estimates and mineral reserve estimates for the Manh Choh project as of December 31, 2022 (the "Manh Choh S-K 1300 Report"). CORE prepared an additional S-K 1300 Report, dated May 26, 2023, based on historical and recent drill hole assay information, that presented mineral resource estimates for the Lucky Shot project as of May 26, 2023 (the "Lucky Shot S-K 1300 Report").  Investors are cautioned that while the S-K 1300 definitions are “substantially similar” to the NI 43-101 definitions, there are differences between the two. Accordingly, there is no assurance any mineral reserve or mineral resource estimates that Peak Gold may report as “probable mineral reserves”, “measured mineral resources”, “indicated mineral resources” and “inferred mineral resources” under NI 43-101 would be the same had CORE prepared the mineral reserve or mineral resource estimates under S-K 1300. Further, U.S. investors are also cautioned that while the SEC recognizes “measured mineral resources”, “indicated mineral resources” and “inferred mineral resources” under S-K 1300, investors should not assume that any part or all of the mineralization in these categories will ever be converted into a higher category of mineral resources or into mineral reserves. Mineralization that has been characterized as resources has a greater degree of uncertainty as to its existence and feasibility than mineralization that has been characterized as reserves. Accordingly, investors are cautioned not to assume that any measured mineral resources, indicated mineral resources or inferred mineral resources that CORE reports are or will be economically or legally mineable.   For more detail regarding the FS, please see CORE's press release dated May 26, 2023: https://www.contangoore.com/press-release/contango-ore-announces-completion-of-s-k-1300-technical-report-summary-for-its-manh-choh-project-in-alaska and Kinross' second quarter 2022 earnings release: https://www.kinross.com/news-and-investors/news-releases/press-release-details/2022/Kinross-reports-2022-second-quarter-results/default.aspx.   To view a copy of the Manh Choh S-K 1300 Report, see: https://assets.website-files.com/5fc5d36fd44fd675102e4420/6470afdaf94d2ac9f93d93e0_SIMS%20Contango%20Manh%20Choh%20Project%20S-K%201300%20TRS%20FINAL%2020230524%20(1)-compressed.pdf .  To view a copy of the Lucky Shot S-K 1300 Report, see: https://assets.website-files.com/5fc5d36fd44fd675102e4420/6487270414e64406df8280bb_Contango%20Lucky%20Shot%20Project%20S-K%201300%20TRS%202023-05-26.pdf.  2

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 INVESTMENT HIGHLIGHTS  4  Tier 1 mining jurisdiction – Alaska  Manh Choh Mine - One of the World’s highest grade open pit gold mines (8 g/t)  Project significantly de-risked  Agreement in place with Tetlin Alaska Native Tribe  Fully Permitted - All State and Federal permits received   Turn-key operation, major contracts in place  Proven operator for Project - Kinross  Project financing arrangements in place ING/Macquarie Banks - $70 M1  Strong cash flow per share (CFPS) starting in 2024   Exploration upside  1 Availability subject to completion of equity capital raise of $32 million

 Developing Alaska’s Next Gold Mines  Manh Choh Mine – Construction Underway  Partnership with Kinross (70%) and the Alaska Native Tetlin Tribe (Royalty)  100% Owned Lucky Shot Mine – Initial Resource Exploring historic high-grade gold mine  Reserves/Resources  Exploration Stage  Fort Knox Mill

 Developing Alaska’s Next Gold Mines  Manh Choh Mine – Development Stage  Construction underway  Partnership with Kinross (70%) and Contango (30%)  Using existing Fort Knox milling facilities (owned by Kinross)  Reduced Execution Risk  Partnership with the Alaska Native Tetlin Tribe (Royalty)  Lucky Shot Mine – Brownfields Exploration   Exploring historic high-grade gold mine  Permitted for mining  106,000 Oz Indicated Resource Grading 14.5g/t  100% owned  Early-Stage Exploration Projects (100% owned):  Shamrock  Eagle-Hona  Triple Z  6

 CAPITAL STRUCTURE1  7  Institutional  Retail / Others  Directors & Officers (Insiders)  TRADING - NYSE AMERICAN: CTGO   90-Day Avg. Daily Volume 16,561 shares per day   52-week range US$21.56 - $33.67   Market Cap $191M  * Russell 3000 Inclusion - June 26, 2023      CAPITAL STRUCTURE   Issued & Outstanding 7.8 M   Warrants 0.4 M   Options 0.1 M   Fully Diluted 8.3 M      FINANCIAL POSITION   Cash ~$12.0 M  Convertible Debenture @ 9% $20.0 M  Project Debt (ING & Macquarie) $10.0 M   ANALYST COVERAGE    Cantor Fitzgerald Mike Kozak    Roth Capital Partners Mike Niehuser    Fundamental Research Corp. Nina Rose Coderis   TOP SHAREHOLDERS   Hexagon Asset Management Alaska Future Fund   Tocqueville Asset Management Insiders   GAMCO Investors   1. All amounts reported above are as of June 23, 2023

 Feasibility in 2022Construction in 2023 Production in 2024Explore 2,800 sq.km area   Simple Development Plan - mine Manh Choh gold ore and then truck and process the ore at Kinross’ Fort Knox Milling Complex  Reduces execution risk to produce gold and silver over 4.5 year mine-life starting second half of 2024  Road construction continued through Winter 2022-23 – Ahead of schedule and on budget  $33.6 million Peak Gold H1 2023 budget nearly complete - Ahead of schedule and on budget  $136.1 million H2 2023 budget for Peak Gold approved - Mine site construction underway!     8  MANH CHOH GOLD PROJECT   ALL MINE OPERATING PERMITS RECEIVED  MINE SITE CONSTRUCTION UNDERWAY  NEAR-TERM PRODUCTION POTENTIAL & EXPLORATION UPSIDE

 9  Manh Choh Update Summer Construction Underway

 10  Kiewit selected as mining contractor  Founded it 1884, Kiewit is one of the largest   engineering, construction and mining companies in North America

 11  Manh Choh Update  UNDERWAY  Triple 7 CAT Trucks, Blast Hole Drill Rig   and 6030 CAT Shovel on their way

 12  Black Gold Transport Contracted for Ore Haul  Alaska Business for 35 Years

 13  Mill Modifications at Fort Knox

 14  Mill Modifications at Fort Knox  Manh Choh Ore Stockpile Area

 15  Mill Modifications at Fort Knox

 MANH CHOH GOLD PROJECT: Anticipated Economics  Using existing infrastructure at Fort Knox, Peak Gold is planning on a H2 2024 start date  Production estimate of 914,000 GEO over a 4.5-years equating to roughly 225,000 gold equivalent ounces (“GEO”) per annum (30% to Contango Ore = +274,000 GEO or 67,500 GEO/Yr)1  Average processed grades expected to be ~8 g/t Au   Capital Costs    Initial $189 million (including $14M Contingency) for Peak Gold – Contango’s Share:$56.8 million   $26 million Capitalized Strip – Contango: $7.8 million    Total Capital Costs to Contango = $64.6 million based on SK 1300 Feasibility Study1   Operating Costs - Kinross est. AISC of ~$900/GEO; Contango AISC = $1,116/GEO1     16  Model Assumptions per Contango SK1300 Feasibility Study1  1 See Contango’s SK1300 Manh Choh Technical Report Press Release dated May 26, 2023; Initial capex reflects the Kinross feasibility study reported in “Q2 Corporate Update ” Press Release and Corporate Presentation dated July 26 and 27, 2022; The optimization for the mineral reserve estimate assumed a $1,300 per ounce gold price; the $189 million estimate reflects remaining funds to be expended between 2022 and 2024; there will be additional capital required at Fort Knox to accommodate Manh Choh ore; and is a Toll Milling charge to the Peak Gold JV; "All-in sustaining cost (AISC) per equivalent ounce sold“ is a non-GAAP ratio. “GEO” refers to Gold Equivalent Ounces. See: https://www.contangoore.com/press-release/contango-ore-announces-completion-of-s-k-1300-technical-report-summary-for-its-manh-choh-project-in-alaska

 17  LOWER RISK & REDUCED TIMELINE TO PRODUCTION  DRILLING  SCOPING STUDY  PERMITTING & FEASIBILITY  PRODUCTION  DETAILED DESIGN PROCURMENT  CONSTRUCTION  Approximately $19 million Program in 2021: Resource In-fill, Hydrology, Geotechnical, Metallurgical Engineering; Environment and Community Outreach  With ~$2 million exploration drilling to potentially expand the mine life  Tetlin Tribe has indicated their support for the project development plan;  Continued Community Engagement  Approximately $40 million Program in 2022   Kinross Feasibility Study completed and Permitting activities are advancing well;   Wetlands Dredge and Fill (404) Permit from USACE;   Other Permits issued by State of Alaska  “Early Works” construction decision announced in July 2022  Road Construction/Mill Modification/Camp  Production expected to commence in H2 2024  Image used with permission from Kinross  Community Engagement  Mine Site construction decision with receipt of Mine Operating Plan approved May 2023

 18  1 Hart, C.J.R., 2005. Mid-Cretaceous Magmatic Evolution and Intrusion-related Metallogeny of the Tintina Gold Province, Yukon and Alaska. Unpublished PhD thesis, University of Western Australia, 198 p.  1  Early-Stage Exploration Projects   (100% owned)  Eagle-Hona  Triple Z  Shamrock  Current Focus On    Lucky Shot Mine

 19  Coleman Adit  Lucky Shot “500” Adit  War Baby Adit  Looking NNE  Enserch Tunnel  Lucky Shot Vein     15.6 g/t = ½ Oz/ton1    +1 mile (1.6 km) strike length   and open along strike and down dip  See https://www.contangoore.com/press-release/contango-ore-issues-initial-s-k-1300-resource-technical-report-summary-for-the-lucky-shot-project-alaska-indicated-grades-average-15-g-t

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 Fully Permitted Active Mine Site   Safety First Approach  Zero LTIs  21

 Classification  Tonnes    Au Grade (g/t)  Au Ounces      Measured  -  -  -  Indicated  190,092  15.6  95,036  TOTAL  190,092  15.6  95,036  Inferred  74,265  9.9  23,642  Classification  Tonnes    Au Grade  Au Ounces   (g/t)  Measured  -  -  -  Indicated  36,871  8.9  10,584  TOTAL  36,871  8.9  10,584  Inferred  7,793  5.9  1,468  Oblique View of Lucky Shot Vein Structure – Looking West  Coleman  Lucky Shot  War Baby  Murphy  Note 1: Measured, Indicated and Inferred mineral resource classification are assigned according to CIM Definition Standards. Mineral resources, which are not mineral reserves, do not demonstrate economic viability and there is no guarantee that mineral resources will be converted to mineral reserves. This mineral resource estimate was prepared by Sims Resources LLC based on data and information available and has an effective date of May 26, 2023. The Measured, Indicated and Inferred mineral resources are reported using the following parameters: undiluted gold grades; long term gold price of $US1,600 per ounce; reported as contained within a 3.0 g/t Gold underground shapes and applying a 3.0 meter minimum width at a 4.3 g/t gold cutoff grade (“COG”).  Coleman and Lucky Shot Resources Tables1 Please see S-K 1300 Technical Report Summary on the Lucky Shot Project Alaska, USA  Link: https://www.contangoore.com/investors/overview  Lucky Shot Segment of Lucky Shot Vein  Coleman Segment of Lucky Shot Vein  Combined of Lucky Shot Vein Resources  Classification  Tonnes    Au Grade  Au Ounces   (g/t)  Measured  -  -  -  Indicated  226,963  14.5  105,620  TOTAL  226,963  14.5  105,620  Inferred  82,058  9.5  25,110

 23  Lucky Shot Capping Strategy – 10% to 30% Upside  Disintegration Analysis Used

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 Oblique View of Lucky Shot Segment – Looking NE

 2.12m @ 1.68 g/t Au  LSU22023  OPEN  LSU22022  LSU22021  LSU22020  LSU22019  LSU22018  1m @ 6.8 g/t Au  Incl. 0.5m @ 12 g/t Au  3.31m @ 3.92 g/t Au  Incl. 0.5m @ 9.99 g/t Au  1.52m @ 1.59 g/t Au  3.64m @ 4.5 g/t Au  Incl. 0.53m @ 26.3 g/t Au  0.58m @ 7.7 g/t Au  1.99m @ 9.53 g/t Au  Incl. 0.71m @ 21.5 g/t Au  1.62m @ 7.64 g/t Au  Incl. 0.56m @ 15.3 g/t Au  Historic Lucky Shot Stope  Plan View  A  A’  Section View Along A-A’  Lucky Shot Workings  Historic Stopes  New Vein Interpretation  Grab Samples from Vein Exposure in West Drift  #990078 – 26.1 g/t Au  #990079 – 379 g/t Au

 Planned In-Fill Drill Program for 15-20 Meter spacing  Looking Southwest

 28  At the Face with Lucky Shot Vein   Alaska’s Next Gold Mine

 29  THANK YOU

 Corporate Inquires:info@contangoore.com+1-778-386-6227www.contangoore.com  NYSE American: CTGO  Twitter: @orecontangoLinkedIn: Contango OREInstagram: ContangoOREFacebook: Contango ORE  APPENDICIES

 This presentation contains forward looking estimates of all-in sustaining cost (“AISC”), resources and EBITDA, which are a financial measure not determined in accordance with United States generally accepted accounting principles (“GAAP”).  We cannot provide a reconciliation of estimated AISC, resources and EBITDA to estimated costs of goods sold, assets and net income, which are the GAAP financial measures most directly comparable to such non-GAAP measures, without unreasonable efforts due to the inherent difficulty and impracticality of quantifying certain amounts that would be required to calculate projected AISC, resources and EBITDA.  In addition, the estimates of AISC, resources and EBITDA have been prepared by Kinross and are based on IFRS accounting standards and detailed information that the Company does not have access to at this time. These amounts that would require unreasonable effort to quantify could be significant, such that the amount of projected GAAP cost of goods sold, assets and net income would vary substantially from the amount of projected AISC, resources and EBITDA.  31  NON-GAAP RECONCILIATION DISCLAIMER

 The project is located 29 km (18 mi) from the Alaska Hwy and 400 km (240 mi) to the Fort Knox Milling Complex  32  MANH CHOH   GOLD PROJECT LOCATION  MANH CHOH DEPOSIT  Image used with permission from Kinross  Manh Choh

 33  MANH CHOH GOLD PROJECT AND SURROUNDING TARGETS  Main MC  North MC  $3 Million Exploration Program Budgeted for 2023  Continued exploration for New Resources in Chief Danny Area  Further evaluation of 685,000 acre Manh Choh property   Additional regional stream sediment sampling  Geologic mapping   Geophysical surveys including detailed ground gravity survey

 PEAK GOLD LLC  34  Exploration Highlights   528 Core and RC holes in the database with 394 drill holes used for modeling is including 69,574 m (228,260 ft) of assays.   Approved $3 million exploration program for 2023  Follow up of regional stream sediment and pan concentrate sample  Geologic reconnaissance  Drill program on Chief Danny area targets  No Drilling between Main and North Deposits  Still Open  OPEN

 ASSET SUMMARY  35  Peak Gold Project  ~(688,000 Acres)  State Claims  (~70,000 Acres)  Peak Gold JV  70%  30%  100%  The Manh Choh project consists of a ~688,000 acres land package including ~13,000 acres of State Mining Claims    Roughly the size of Rhode Island  Contango is also the 100% owner of the Alaska state claims exploration land package (~70,000 acres)  100% CONTANGO ORE

 Lucky Shot Property Historic Resources1  Historic M&I Reserve on Adjacent Coleman Segment of LS Vein:   206k Tonnes @ 18.3 g/t Gold for 121,500 Ounces of Contained Gold2  1 The historical production information presented is based upon reports file by the US Geological Survey from information provided by prior owners and operators of the mines. The Company has not undertaken any independent work to verify or confirm the previously reported information ( see Harlan, et al., 2017 and Stoll, 1997). The historical information may not be representative of future results of the Company’s activities  2 Based on a 2018 pre-feasibility study by Hard Rock Consulting. A qualified person (as defined by Securities and Exchange Commission rules) has not done sufficient work to classify the estimate as a current estimate of mineral resources, mineral reserves or exploration results. The Company is not treating these estimates as current estimates of mineral resources, mineral reserves or exploration results. The historical information may not be representative of future results of the Company’s activities  Willow Creek district historically produced 19 metric tonnes or approximately 610,874 troy ounces from ore ranging between 30 and 60g/t making it the third largest historic lode gold producing district in Alaska (Harlan, et al., 2017).  Lucky Shot Mine reported 252,000 ozs from 169,000 tons of free-milling ore indicating an average head grade of 40 g/t (1.6 oz/tonne) (Stoll, 1997), with additional production from the Coleman and War Baby mines.   36

 Contango Exploration Strategy Plan for Lucky Shot Project  Rehab and extend existing Enserch tunnel to explore the Lucky Shot vein down-dip - prep for exploration drilling in three stages:  Stage 1a Drift 500 meters along footwall and parallel to vein for detailed in-fill drilling;  Stage 1b Continue Enserch tunnel as a ramp into hanging wall side of vein and drill a second panel down dip on Lucky Shot vein  Stage 2: Connect Enserch and Lucky Shot tunnels  Stage 3: Access historic M&I Resources 1 at Coleman zone by building a ramp from the Enserch level to the Coleman level in an effort to add ounces to the mine plan   Evaluate District Scale potential  Objective:  Define 500,000 ounces of gold resource by drilling Lucky Shot vein down dip and along strike of historically produced 250,000 ounces averaging 40g/t 1   37  1 The historical production information presented is based upon reports filed by the prior owners and operators of the mines. The Company has not undertaken any independent work to verify or confirm the previously reported information.

 38  "Gold is money. Everything else is credit".  J.P. Morgan  This classic quote is especially true today, as Sovereign Debt Levels globally hit new high after new high and the growing BRICS+ Bloc continues to progress toward a Gold-backed currency system.